                                    IGI, INC.

                                       to

                        AMERICAN CAPITAL STRATEGIES, LTD.





EXHIBIT *(10.50)


                     OPEN-ENDED MORTGAGE, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS




                           Dated:           October  29, 1999

                           Location:        County of Atlantic
                                            State of New Jersey



                           RECORD AND RETURN TO:

                           Arnold & Porter
                           399 Park Avenue
                           New York, New York  10022-4690
                           Attention:    Michael W. Oshima, Esquire



THIS OPEN-ENDED MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS AND THE OBLIGATIONS SECURED HEREBY ARE

SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 29, 1999, AMONG FLEET CAPITAL CORPORATION, AMERICAN CAPITAL STRATEGIES, LTD., IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC. UNDER AND PURSUANT TO THE LOAN AND SECURITY AGREEMENT DATED AS OF OCTOBER 29, 1999, AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN), AND EACH HOLDER OF THE NOTE SECURED HEREBY, BY ITS ACCEPTANCE THEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                     OPEN-ENDED MORTGAGE, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

         THIS OPEN-ENDED MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made the 29th day of October, 1999, between IGI, INC. a Delaware corporation, having a mailing address at Wheat Road and Lincoln Avenue, Buena, New Jersey 03104 (the "MORTGAGOR"), and AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, having an office at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 (the "MORTGAGEE"),


                              W I T N E S S E T H:


      THIS MORTGAGE SECURES FUTURE ADVANCES AND ALL FUTURE OBLIGATIONS WHATSOEVER OF MORTGAGOR TO MORTGAGEE.

      Terms not otherwise defined herein shall have the meanings ascribed thereto in the Note and Equity Purchase Agreement of even date herewith by and among Mortgagor, IGEN, Inc., ImmunoGenetics, Inc., Blood Cells, Inc., and Mortgagee (as the same may be amended, supplemented or modified from time to time, the "PURCHASE AGREEMENT").

      Whereas the Mortgagor is the owner of a fee estate in the premises described in Exhibit A attached hereto (the "PREMISES");

      NOW THEREFORE, to secure the payment of all indebtedness incurred under the Purchase Agreement, the Mortgagor's Series A Senior Subordinated Notes Due September 30, 2006 in the original principal amount of $6,650,000 and the Mortgagor's Series B Senior Subordinated Notes Due September 30, 2006 in the original principal amount of $350,000 issued pursuant thereto (collectively, as the same may be amended, supplemented or modified from time to time, the "NOTE") in the initial aggregate principal amount of $7,000,000, lawful money of the United States of America, to be paid with interest (said principal indebtedness, interest and all other sums which may or shall at any time be owing being hereinafter collectively referred to as the "DEBT"), all other amounts which Mortgagor and Mortgagee may agree are to be secured hereby, with interest thereon at the rate or rates agreed upon; all other existing or future obligations of Mortgagor, its successors or assigns, to Mortgagee, whether oral or written, secured or unsecured, direct or indirect, primary or secondary, absolute or contingent, joint or several, which are now due or to become due, and regardless of their nature, together with any such future obligations; the Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff,


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

convey, confirm and assign unto the Mortgagee forever all right, title and interest of the Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interest (such property, rights and interests being hereinafter collectively referred to as the "MORTGAGED PROPERTY"):

      (a) The Premises;

      (b) all buildings and improvements now or hereafter located on the Premises (the "IMPROVEMENTS");

      (c) all of the estate, right, title, claim or demand of any nature whatsoever of the Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

      (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

      (e) except as provided in the Purchase Agreement, all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property, or appurtenances thereto, and usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property (collectively, the "EQUIPMENT"), and the right, title and interest of the Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises are located), superior in lien to lien of this Mortgage;

      (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

      (g) all leases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (the "LEASES") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (the "RENTS") to the payment of the Debt;

      (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

      (i) the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property.

      TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of the Mortgagee, and the successors and assigns of the Mortgagee, forever.


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

      AND the Mortgagor covenants and agrees with and represents and warrants to the Mortgagee as follows:

      1. Payment of Debt. The Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Note.

      2. Warranty of Title. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by Chicago Title Insurance Company, commitment No. BT-9951, to the Mortgagee and insuring the lien of this Mortgage, the Mortgagor warrants the title to the Premises, the Improvements, the Equipment and the balance of the Mortgaged Property. the Mortgagor also represents and warrants that (i) the Mortgagor is now, and after giving effect to this Mortgage, will be in a solvent condition, (ii) the execution and delivery of this Mortgage by the Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against the Mortgagor.

      3. Insurance. The Mortgagor shall maintain insurance as required by the Purchase Agreement, the proceeds of which are to be paid to the Mortgagee for application as provided by the Purchase Agreement.

      4. Payment of Taxes, etc. The Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property (the "TAXES") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. The Mortgagor shall deliver to the Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to the Mortgagee evidencing that the payment of all taxes is current.

      5. Escrow Fund. If an Event of Default is outstanding, the Mortgagor will, at the option of the Mortgagee, pay to the Mortgagee on the first day of each calendar month one-twelfth of an amount (the "ESCROW FUND") which would be sufficient to pay the Taxes payable, or estimated by the Mortgagee to be payable, during the ensuing twelve (12) months. The Mortgagee will apply the Escrow Fund to the payment of Taxes which are required to be paid by the Mortgagor pursuant to the provisions of this Mortgage. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by the Mortgagor pursuant to the provisions of this Mortgage, the Mortgagee shall, in its discretion, (a) return any excess to the Mortgagor, or (b) credit such excess against future payments to be made to the Escrow Fund or (c) credit such excess to the Debt. In allocating such excess, the Mortgagee may deal with the person shown on the records of the Mortgagee to be the owner of the Mortgaged Property. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, the Mortgagor shall pay to the Mortgagee, upon request, an amount which the Mortgagee shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of the Mortgagee and shall constitute additional security for the Debt and shall not bear interest.

      6. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, the Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Debt. The Mortgagee shall have the option to apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such award or payment, the Mortgagee shall have the right, whether or not a deficiency judgment


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

on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. The Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee. The Mortgagor hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

      7. Leases and Rents. Subject to the terms of this paragraph, the Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants the Mortgagor the right to collect the Rents. The Mortgagor shall hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The right of the Mortgagor to collect the Rents may be revoked by the Mortgagee upon an Event of Default by giving notice of such revocation to the Mortgagor. Following such notice the Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as the Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether the Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. The Mortgagor shall not, without the consent of the Mortgagee, make, or suffer to be made, any Leases or modify or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one
(1) month in advance or further assign the whole or any part of the Rents. The Mortgagor shall (a) fulfill or perform each and every provision of the Leases on the part of the Mortgagor to be fulfilled or performed, (b) promptly send copies of all notices of default which the Mortgagor shall send or receive under the Leases to the Mortgagee, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder.

      8. Maintenance of the Mortgaged Property. The Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of the Mortgagee. The Mortgagor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof. The Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. The Mortgagor will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

      9. Environmental Provisions. For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "HAZARDOUS MATERIAL" shall mean any material or substance including petroleum products that, whether by its nature or use, is subject to regulation under any Environmental Requirement, (ii) the term "ENVIRONMENTAL REQUIREMENTS" shall collectively mean the Spill Compensation and Control Act, N.J.S.A. 58:11-23.11, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource


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Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Toxic
Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority,
(iii) the term "GOVERNMENTAL AUTHORITY" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term "DILIGENT INQUIRY" shall mean a level of inquiry at least equal to an environmental site assessment of the Mortgaged Property conducted in accordance with the Mortgagee's environmental policies and procedures. The Mortgagor hereby represents and warrants to the Mortgagee that to the best of the Mortgagor's knowledge after diligent inquiry (i) except for Hazardous Material used in the ordinary course of Mortgagor's business in compliance with all Environmental Requirements, no Hazardous Material has been or is currently located at, in, on, under or about the Mortgaged Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (ii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, (iii) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Mortgaged Property is outstanding, nor has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Mortgaged Property into full compliance with all Environmental Requirements, (iv) no lien has been attached to any revenues of, or any real or personal property owned by, the Mortgagor and located in the State of New Jersey under any Environmental Requirement, (v) no Hazardous Material is currently located at, on, in, under or about any real property owned or occupied by the Mortgagor and located in the State of New Jersey, in a manner which violates any Environmental Requirement or which requires cleanup or corrective action of any kind under any Environmental Requirement, (vi) Mortgagor has, and will continue to have, all necessary federal, state and local licenses, certificates, permits and approvals relating to its facilities, business, premises and equipment at the Mortgaged Property and is in compliance with all applicable consent orders, judgments, injunctions and Environmental Requirements, and (vii) all closures, terminations and transfers of operations, as defined by the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and the regulations thereunder ("ISRA"), on or relating to the Mortgaged Property since December 31, 1983 have been completed only after full compliance with ISRA, to the extent applicable. The Mortgagor shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on the Mortgagor, the Mortgagee or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. All closures, terminations and transfers of operations, as defined by ISRA, on or relating to the Mortgaged Property during the term of this Mortgage, shall be completed only after full compliance with ISRA, to the extent applicable, by the Mortgagor and all tenants or other occupants of the Mortgaged Property to the extent Mortgagor believes that ISRA is not applicable to any closures, terminations or transfers of operations at the Mortgaged Property during the term of this Mortgage, Mortgagor shall obtain a Letter of Non-Applicability as provided for in ISRA. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Mortgaged


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Property relating to any Environmental Requirement. If at any time it is determined that the past, present or future operation or use of the Mortgaged Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty
(30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, the Mortgagee may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Mortgagee (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the rate of interest determined in accordance with Section 8.2(c) of the Purchase Agreement (the "DEFAULT RATE") from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then the Mortgagor will, within ten (10) days from the date that the Mortgagor is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Mortgaged Property. As a condition precedent to any action by Mortgagor, whether in equity or at law, to seek to rescind its interest in the Mortgaged Property, including, without limitation, any statutory rights of rescission under either N.J.S.A. 13:1K-13(b) or N.J.S.A. 13:18A-22(c), Mortgagor shall notify Mortgagee and provide replacement collateral which in Mortgagee's sole discretion is equivalent to the Mortgaged Premises. The Mortgagee may, at its option, if the Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm the Mortgagor's compliance with the provisions of this paragraph, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. The Mortgagor will defend, indemnify, and hold harmless the Mortgagee, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, in any way related to, (i) any breach by the Mortgagor of any of the


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

provisions of this paragraph, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Mortgagee hereunder. This indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor. If this Mortgage is foreclosed or the Mortgagor tenders a deed or assignment in lieu of foreclosure, the Mortgagor shall deliver the Mortgaged Property to the purchaser at foreclosure or to the Mortgagee, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. The obligations and liabilities of the Mortgagor under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by the Mortgagee, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of any other fact or circumstance of any nature whatsoever.

      10. Transfer or Encumbrance of the Mortgaged Property. Except for Permitted Liens, no part of the Mortgaged Property nor any interest of any nature whatsoever therein shall in any manner be further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of the Mortgagee, which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Mortgagee. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not the Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

      11. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and
(ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

      If to the Mortgagor: IGI, Inc.
                           Wheat Road & Lincoln Avenue
                           Buena, New Jersey 08310
                           Attn:    Paul Woitach, President
                           Telecopy No.: 609-697-1001


      If to the Mortgagee: American Capital Strategies, Ltd.
                           2 Bethesda Metro Center, 14th Floor
                           Bethesda, Maryland 20814


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

                           Attn:  Chairman
                           Telecopy No.: 301-654-6714


      With a copy to:      Arnold & Porter
                           555 12th Street, N.W.
                           Washington, D.C. 20004
                           Attn.:   Samuel A. Flax, Esq.
                           Telecopy No.: 202-942-5999


Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

      12. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of the Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

      13. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note or the Debt, the Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by the Mortgagee, whichever is less.

      14. No Credits on Account of the Debt. The Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

      15. Other Security for the Debt. The Mortgagor shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

      16. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

      17. Right of Entry. The Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times upon reasonable prior notice.

      18. Performance of Other Agreements. The Mortgagor shall observe and perform each and every term to be observed or performed by the Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

      19. Events of Defaults. The Debt shall become due at the option of the Mortgagee upon the occurrence of any one or more of the following events (collectively, "EVENTS OF DEFAULT"):

         (a) the occurrence of an Event of Default under the Purchase Agreement;

         (b) if any representation or warranty in this Mortgage is false or incorrect in any material respect or the Mortgagor fails to perform or fulfill any covenant, condition or undertaking continued in this Mortgage; or

         (c) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of the Mortgagee by the title company insuring the lien of this Mortgage within a period of ten (10) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbered on the Mortgaged Property or is only a matter of record or notice.

To the extent any of the above provisions conflict with the Purchase Agreement, the terms of the Purchase Agreement shall control. Upon the occurrence of any Event of Default, the Mortgagee may commence an action to foreclose this Mortgage and/or exercise any and all other rights contained in this Mortgage or otherwise available at law or in equity to enforce its rights.

      20. Right to Cure Defaults. If default in the performance of any of the covenants of the Mortgagor herein occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to the Mortgagor or any person in possession thereof holding under the Mortgagor. If the Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by the Mortgagor to the Mortgagee upon demand and shall constitute part of the Debt secured by this Mortgage. All such costs and expenses incurred by the Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by the Mortgagor to the Mortgagee upon demand, with interest (calculated for the actual number of days elapsed on the basis of a 360-day year) at a rate per annum equal to the Default Rate.

      21. Appointment of Receiver. The Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

      22. Non-Waiver. The failure of the Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. The Mortgagor shall not be relieved of the Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (i) failure of the Mortgagee to comply with any request of the Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between the Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of the Mortgagor, and in the latter event, the Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by the Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. The Mortgagee may resort for the payment of the Debt to any other security held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage. The Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of the Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

      23. Liability. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

      24. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State in which the Premises are located.

      25. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of the Mortgagor in the Mortgaged Property. The Mortgagor by executing and delivering this Mortgage has granted to the Mortgagee, as security for the Debt, a security interest in the Equipment. If an Event of Default occurs under the Purchase Agreement or this Mortgage, the Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof, and to take such other measures as the Mortgagee may deem necessary for the care, protection and preservation of the Equipment. Upon request or demand of the Mortgagee, the Mortgagor shall at its expense assemble the Equipment and make it available to the Mortgagee at a convenient place acceptable to the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by the Mortgagee in protecting its interest in the Equipment and in enforcing its rights hereunder with respect to the Equipment. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the Equipment sent to the Mortgagor in accordance with the provisions of this Mortgage at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by the Mortgagor within five (5) days after receipt by the Mortgagor of such notice. The proceeds of any sale or disposition of the Equipment, or any part thereof, may be applied by the Mortgagee to the payment of the Debt in such order, priority and proportions as the Mortgagee in its discretion shall deem proper.

      26. Further Acts, etc. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent the Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

      27. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defined or limiting, in any way, the scope or intent of the provisions hereof.

      28. Filing of Mortgage, etc. The Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property. The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. The Mortgagor shall hold harmless and indemnify the Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

      29. Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall the Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, the Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

      30. Recovery of Sums Required To Be Paid. The Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.

      31. Authority. The Mortgagor (and the undersigned representative of the Mortgagor, if any) has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on the Mortgagor's part to be performed.

      32. Actions and Proceedings. The Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

      33. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

      34. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

      35. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean each the Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Mortgagee" shall mean the Mortgagee or any subsequent holder of the Note; the word "Note" shall mean the Note and any other evidence of indebtedness secured by this Mortgage; the word "Guarantor" shall mean each person guaranteeing payment of the Debt or any portion thereof or performance by the Mortgagor of any of the terms of this Mortgage and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; and the word "Debt" shall mean all sums secured by this Mortgage; and the word "default" shall mean the occurrence of any default by the Mortgagor or other person in the observance or performance of any of the terms, covenants or provisions of the Purchase Agreement, the Note or this Mortgage on the part of the Mortgagor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      36. Waiver of Notice. The Mortgagor shall not be entitled to any notices of any nature whatsoever from the Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by the Mortgagee to the Mortgagor, and the Mortgagor hereby expressly waives the right to receive any notice from the Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by the Mortgagee to the Mortgagor.

      37. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by the Mortgagor and the Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by the Mortgagee and if so given by the Mortgagee shall only be effective in the specific instance in which given. The Mortgagor acknowledges that the Note, this Mortgage, the Purchase Agreement, and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, this Mortgage, the Purchase Agreement and such other executed and delivered documents and instruments.

      38. Absolute and Unconditional Obligation. The Mortgagor acknowledges that the Mortgagor's obligation to pay the Debt in accordance with the provision of the Note and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Mortgage or the obligation of the Mortgagor thereunder to pay the Debt or the obligations of any other person relating to the Note or this Mortgage or the obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby, and the Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Mortgagor to pay the Debt in accordance with the provisions of the Note and this Mortgage or the obligations of any other person relating to the Note or this Mortgage or obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by the Mortgagee to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Debt, in whole or in part.

      39. Waiver of Trial by Jury. The Mortgagor hereby irrevocably and unconditionally waives, and the Mortgagee by its acceptance of the Note and this Mortgage irrevocably and unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Note, this Mortgage the Purchase Agreement, any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage.

      40. Waiver of Statutory Rights. The Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that the Mortgagor may do so under applicable law. The Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshaled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. The Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent the Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order of decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

      41. True Copy. The Mortgagor acknowledges receipt of a true copy of this Mortgage without charge.

      42. Future Disbursements. This Mortgage secures a loan which by its terms is subject to modification as defined in N.J.S.A. 46:9-8.1 et seq.

      43. Relationship. The relationship of the Mortgagee to the Mortgagor hereunder is strictly and solely that of lender and borrower and nothing contained in the Note, this Mortgage, the Purchase Agreement or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Mortgagee and the Mortgagor other than as lender and borrower.


      IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage the day and year first above written. Mortgagor acknowledges receipt of a true copy of this Mortgage.





Attest:                                              IGI, INC.



By: /s/ ROBERT E. McDANIEL                  By: /s/ MANFRED HANUSCHEK
    ----------------------------                --------------------------

Name: ROBERT E. McDANIEL                    Name: MANFRED HANUSCHEK
      --------------------------                  -----------------------

Title: GENERAL COUNSEL                      Title: CFO
       -----------------------                     -----------------------

                            CORPORATE ACKNOWLEDGMENT



STATE OF                            :
                          :  ss
COUNTY OF                           :


      On this, the 29th day of October, 1999, before me, the subscriber, a notary public in and for the State and County aforesaid, personally appeared _________________________, a _______________ of IGI, Inc., a Delaware
corporation, and who acknowledged that _____, as such ___________________, being authorized to do so, executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

      WITNESS my hand and seal the day and year aforesaid.



                                            Notary Public

                                            My Commission Expires:

                                    EXHIBIT A

                            (Description of Premises)

EXHIBIT 10.50


                                   DESCRIPTION

All that certain tract, lot and parcel of land lying and being in the Borough of Buena, County of Atlantic, and State of New Jersey, being more particularly described as follows:

BEGINNING at a point in the Northeasterly line of Harding Highway, also known as N.J.S.H. Route 40, (66 feet wide - Tax Map), at the intersection of the Southeasterly line of Catherine Avenue (50 feet wide - Tax Map) and extending:

1. North 51 degrees 33 minutes 58 seconds East, along the Southeasterly line of Catherine Avenue, 550.67 feet to a point in the same, at a corner to Lot 28, block 205; thence

2. South 37 degrees 41 minutes 02 seconds East, along the lie of Lots 27 and 28, Block 205, 254.30 feet to a corner to Lot 27, Block 205; thence

3. North 52 degrees 08 minutes 58 seconds East, along the line of Lot 27, Block 205, 79.96 feet to a point in the same, at a corner to Lot 16.01, Block 205; thence

4. South 38 degrees 05 minutes 37 seconds East, along the line of Lot 16.01, Block 205, 335.24 feet to a point in the same, at a corner to Lot 3, Block 205; thence

5. South 51 degrees 30 minutes 00 seconds West, along the line of Lot 3, Block 205, 432.36 feet to a corner to same; thence

6. North 37 degrees 45 minutes 00 seconds West, along the same 96.50 feet to a point; thence

7. South 51 degrees 30 minutes 00 seconds West, still along the line of Lot 3, Block 205, 200.00 feet to a corner to same, in the Northeasterly line of Harding Highway 9N.J.S.H. Route 40); thence

8. North 37 degrees 45 minutes 00 seconds West, along the Northeasterly line of Harding Highway 9N.J.S.H. Route 40) 494.61 feet to the point of Beginning.

NOTE: FOR INFORMATION PURPOSES ONLY: Being Lot 1 in Block 205, Tax map of the Borough of Buena.

Title of record to Tract No. 3, became vested in Immunogenetics, Inc., a Corporation of the State of Delaware, by Deed from Medatz, Inc., a corporation of Delaware dated 12/31/87 and recorded 2/18/88 in Deed Book 4630, page 309.

EXHIBIT 10.50


                                   DESCRIPTION


All that certain tract, lot and parcel of land lying and being in the Borough of Buena, County of Atlantic, and State of New Jersey, being more particularly described as follows:

BEGINNING at a spike at the intersection of the centerline of Wheat Road and Lincoln Avenue as widened 35 feet from the centers of both and extending; thence

1.       South 46 degrees 40 minutes West along the center of Lincoln Avenue,
         444.46 feet to a plug; thence

2. South 43 degrees 20 minutes East, along Lot 22.02, 476.03 feet to a steel pin; thence

3. South 46 degrees 40 minutes West, along Lot 22.02, 190 feet to a steel pin; thence

4. South 43 degrees 20 minutes East, along Lot 22, 441.02 feet to a steel pin; thence

5.       North 46 degrees 40 minutes, along Lot 6, 285 feet to a steel pin;
         thence

6. North 43 degrees 20 minutes West, along Lot 1, 364.74 feet to a concrete stone; thence

7. North I degree 20 minutes West, along Lot 1, 644.20 feet to a plug in the center of Wheat Road; thence

8.       South 88 degrees 40 minutes West, along the center of Wheat Road,
         109.88 feet to the center of Lincoln Avenue and the point of Beginning.

NOTE: FOR INFORMATION PURPOSES ONLY: Being Lots 22.01, 23.01, 23 and a portion of Lot 22 in Block 5501, Tax Map of Buena Vista Township.

Title of record to Tract No. 4 became vested in Immunogenetics, Inc., by Deed of Subdivision from Immunogenetics, Inc., dated 7/6/95 and recorded 7/11/95 in Deed Book 5828, Page 92.

EXHIBIT 10.50


                                   DESCRIPTION


All that certain tract, lot and parcel of land lying and being in the Borough of Buena, County of Atlantic, and State of New Jersey, being more particularly described as follows:

Beginning at a plug in the center of Lincoln Avenue as widened 35 feet from the center of same, South 46 degrees 40 minutes West, 444.46 feet from the center of Wheat Road and extending; thence

1. South 46 degrees 40 minutes West along the center of Lincoln Avenue, 190 feet to a plug; thence

2.       South 43 degrees 20 minutes East, along Lot 22, 476.03 feet to a point;
         thence

3.       North 46 degrees 40 minutes East, along same, 190 feet to a point;
         thence

4. North 43 degrees 20 minutes West, along Lot 22.01, 476.03 feet to the center of Lincoln Avenue and the place of Beginning.

NOTE: FOR INFORMATION PURPOSES ONLY: Being Lot 22.02 in Block 5501, Tax map of Buena Vista Township.

Title of record to Tract No. 5 became vested in Immunogenetics, Inc., by Deed from Baruffi Associates, a New Jersey partnership dated 11/13/95 and recorded 11/17/95 in Deed Book 5888, Page 113.